UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2012

TIME WARNER CABLE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle, New York, New York 10023

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         At Time Warner Cable Inc.’s (the “Company”) 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) on May 17, 2012, the Company’s stockholders approved the Time Warner Cable Inc. 2012 Annual Bonus Plan (the “2012 Bonus Plan”). The Board of Directors of the Company had previously adopted and approved the 2012 Bonus Plan on February 16, 2012, subject to stockholder approval. A description of the 2012 Bonus Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 3, 2012 (the “2012 Proxy Statement”). The description of the 2012 Bonus Plan is qualified in its entirety by reference to the full text of the 2012 Bonus Plan, which was included as Annex A to the 2012 Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)         The 2012 Annual Meeting was held on May 17, 2012.

(b)         At the 2012 Annual Meeting, the stockholders elected all of the Company’s nominees for director; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2012; approved the Time Warner Cable Inc. 2012 Annual Bonus Plan; and approved the advisory vote on the Company’s executive compensation. In accordance with Article II, Section 7 of the Company’s By-laws, a stockholder proposal on special stockholder meetings was not presented for a vote at the 2012 Annual Meeting because neither the proponent of the proposal nor a qualified representative of the proponent attended the 2012 Annual Meeting to present the proposal.

A. Election of Directors:

	$XXX,XXX,XX	$XXX,XXX,XX	$XXX,XXX,XX	$XXX,XXX,XX
	Votes For	Votes Against	Abstentions	Broker Non-Votes

Carole Black	255,433,639	2,517,367	76,792	16,582,835
Glenn A. Britt	250,847,593	6,930,515	249,690	16,582,835
Thomas H. Castro	255,211,996	2,669,779	146,023	16,582,835
David C. Chang	257,251,755	697,250	78,793	16,582,835
James E. Copeland, Jr.	257,534,794	408,693	84,311	16,582,835
Peter R. Haje	255,017,535	2,929,712	80,551	16,582,835
Donna A. James	257,508,858	442,701	76,239	16,582,835
Don Logan	257,442,776	499,386	85,636	16,582,835
N.J. Nicholas, Jr.	254,991,742	2,883,515	152,541	16,582,835
Wayne H. Pace	257,317,965	628,804	81,029	16,582,835
Edward D. Shirley	257,418,384	462,174	147,240	16,582,835
John E. Sununu	257,370,795	582,098	74,905	16,582,835

B. Ratification of Ernst & Young LLP:

Votes For	272,633,255
Votes Against	1,511,491
Abstentions	465,887

C. Approval of the Time Warner Cable Inc. 2012 Annual Bonus Plan:

Votes For	250,482,938
Votes Against	7,284,794
Abstentions	260,066
Broker Non-Votes	16,582,835

D. Advisory Vote on Executive Compensation:

Votes For	245,089,503
Votes Against	11,938,456
Abstentions	999,839
Broker Non-Votes	16,582,835

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Time Warner Cable Inc. 2012 Annual Bonus Plan (incorporated by reference to Annex A to Time Warner Cable Inc.’s definitive Proxy Statement dated April 3, 2012 and filed with the Securities and Exchange Commission on April 3, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ Marc Lawrence-Apfelbaum
Name: Marc Lawrence-Apfelbaum
Title: Executive Vice President, General Counsel
and Secretary

Date: May 22, 2012

Exhibit Index

Exhibit No.	Description

10.1	Time Warner Cable Inc. 2012 Annual Bonus Plan (incorporated by reference to Annex A to Time Warner Cable Inc.’s definitive Proxy Statement dated April 3, 2012 and filed with the Securities and Exchange Commission on April 3, 2012).